SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                             December 14, 2000
              Date of Report (Date of earliest event reported)

                           US AIRWAYS GROUP, INC.
                      (Commission file number: 1-8444)

                                    and

                              US AIRWAYS, INC.
                      (Commission file number: 1-8442)

        (Exact names of registrants as specified in their charters)

          Delaware                    US Airways Group, Inc. 54-1194634
   (State of incorporation            US Airways, Inc. 53-0218143
    of both registrants)              (I.R.S. Employer Identification Nos.)


                           US Airways Group, Inc.
                  2345 Crystal Drive, Arlington, VA 22227
                  (Address of principal executive offices)
                               (703) 872-7000
            (Registrant's telephone number, including area code)


                              US Airways, Inc.
                  2345 Crystal Drive, Arlington, VA 22227
                  (Address of principal executive offices)
                               (703) 872-7000
            (Registrant's telephone number, including area code)




Item 5.  Other Events.

               On May 23, 2000, US Airways Group, Inc., UAL Corporation ("UAL") and Yellow Jacket Acquisition Corp., a wholly-owned subsidiary of UAL, entered into an Agreement and Plan of Merger (the "Merger Agreement"). The parties signed an amendment (the "Amendment") to the Merger Agreement dated as of December 14, 2000.

               The Amendment to the Merger Agreement is attached as Exhibit
2.1 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (c) The following exhibit is filed with this report:

         2.1 First Amendment to the Agreement and Plan of Merger, by and among UAL Corporation, Yellow Jacket Acquisition Corp. and US Airways Group, Inc., dated as of December 14, 2000.



                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        US AIRWAYS GROUP, INC. (REGISTRANT)


Date: December 21, 2000                 By: /s/ Anita P. Beier
                                            -------------------------

                                        Name:   Anita P. Beier
                                        Title:  Vice President and Controller
                                                (Chief Accounting Officer)


                                        US AIRWAYS, INC. (REGISTRANT)


Date: December 21, 2000                 By: /s/ Anita P. Beier
                                            ---------------------------

                                        Name:   Anita P. Beier
                                        Title:  Vice President and Controller
                                                (Chief Accounting Officer)



                               EXHIBIT INDEX


2.1 First Amendment to the Agreement and Plan of Merger, by and among UAL Corporation, Yellow Jacket Acquisition Corp. and US Airways Group, Inc., dated as of December 14, 2000.